UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report: July 23, 2015
(Date of earliest event reported)

THE YORK WATER COMPANY
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-34245	23-1242500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 EAST MARKET STREET YORK, PENNSYLVANIA	17401
(Address of principal executive offices)	(Zip Code)

(717) 845-3601
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE YORK WATER COMPANY

Item 1.01	Entry into a Material Definitive Agreement.

On July 23, 2015, The York Water Company ("we" or "us") entered into a loan agreement, which is described in Item 2.03 of this report and is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 23, 2015, the York County Industrial Development Authority, or YCIDA, issued and sold $10,000,000 aggregate principal amount of YCIDA Exempt Facilities Revenue Bonds, Series 2015 (the "Bonds") for our benefit pursuant to the terms of a Trust Indenture, entered into on July 23, 2015 and dated as of July 1, 2015 (the "Indenture"), between YCIDA and Manufacturers and Traders Trust Company, as Trustee (the "Trustee").  YCIDA then loaned the proceeds of the sale of the Bonds to us pursuant to a Loan Agreement, entered into on July 23, 2015 and dated as of July 1, 2015 (the "Loan Agreement"), between us and YCIDA. The Loan Agreement provides for a $10,000,000 loan with payment terms that match the debt service requirements on the Bonds.  Amounts outstanding under the Loan Agreement are our direct general obligations. The proceeds of the loan were used to currently refund the outstanding principal balance of the Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds, Series A of 2004, to finance a portion of our 2015 capital budget, and to pay certain costs of issuance of the Bonds.  A copy of the Official Statement, dated July 8, 2015, with respect to the Bonds has been filed with the Municipal Securities Rulemaking Board through its Electronic Municipal Market Access System, which may be accessed on the internet at http://www.emma.msrb.org.

Under the terms of the Loan Agreement, we agreed to repay the loan by periodically depositing in the debt service fund held by the Trustee under the Indenture (the "Debt Service Fund") all amounts sufficient to pay the principal of, and premium, if any, and interest on the Bonds as they become due and payable, and to pay certain of the administrative expenses of YCIDA and the Trustee in connection with the Bonds.  The Bonds, and therefore our loan under the loan agreement, will bear interest at rates ranging from 4.00% to 4.50% annually.  The Bonds have stated maturity dates of June 1 of the years 2029, 2032, 2035, 2038, 2042 and 2045 and are subject to optional and mandatory redemption as described below.

The Loan Agreement further provides that, in the event we fail to make any of the payments required under the Loan Agreement, the item or installment so in default will continue as an obligation until the amount in default has been fully paid, and we will pay the same with interest thereon, to the extent permitted by law, from the date when such payment was due as provided in the Indenture.  In addition, if, subsequent to a date on which we are obligated to make payments, losses are incurred in respect of any investments, or any other event has occurred causing the money in the Debt Service Fund, together with any other money then held by the Trustee and available for the purpose, to be less than the amount sufficient at the time of such occurrence or other event to pay all debt service due and payable or to become due and payable on the Bonds, the Trustee will notify us of such fact and thereafter we will pay to the Trustee for deposit in the Debt Service Fund the amount of any such deficiency.  Furthermore, the Loan Agreement provides that, in the event payment of the principal of and the interest on the Bonds is accelerated upon the occurrence of an event of default under the Indenture, all amounts payable under the Loan Agreement for the remainder of the term thereof will become immediately due and payable.

Pursuant to the Indenture and the Loan Agreement, the Bonds are subject to optional redemption by YCIDA, at our direction, on or after June 1, 2025, in whole or in part at any time, in certain authorized denominations, at a redemption price of 100% of the principal amount redeemed plus accrued interest, if any, to the redemption date.

The Bonds are subject to mandatory redemption prior to maturity, at a redemption price equal to 100% of the principal amount thereof, plus interest accrued thereon to the date fixed for redemption, on June 1 of each of the years in the principal amounts as follows:

Term Bond Maturing 2029:
Year	Amount
2026	$330,000
2027	340,000
2028	355,000
2029*	370,000
*Final Maturity

Term Bond Maturing 2032:
Year	Amount
2030	$385,000
2031	400,000
2032*	420,000
*Final Maturity

Term Bond Maturing 2035:
Year	Amount
2033	$435,000
2034	455,000
2035*	470,000
*Final Maturity

Term Bond Maturing 2038:
Year	Amount
2036	$495,000
2037	515,000
2038*	535,000
*Final Maturity

Term Bond Maturing 2042:
Year	Amount
2039	$560,000
2040	585,000
2041	610,000
2042*	640,000
*Final Maturity

Term Bond Maturing 2045:
Year	Amount
2043	$670,000
2044	700,000
2045*	730,000
*Final Maturity

If Bonds subject to mandatory redemption as set forth above are selected for optional redemption at any time, the principal amount of such Bonds redeemed pursuant to such optional redemption shall be credited against the mandatory redemption requirements for the Bonds in such manner as the Company shall determine.

In addition, if interest on the Bonds becomes includable in the gross income of the owners thereof for federal income tax purposes, to them, the Bonds may be required to be redeemed pursuant to the Indenture.  If redemption of the Bonds is required pursuant to the provisions of the Indenture, the Loan Agreement provides that we are to promptly make payments sufficient to pay the principal of, premium, if any, and interest on the Bonds due on such redemption date.

The Loan Agreement contains certain covenants and provisions that affect us, including, without limitation, covenants and provisions that:

•	restrict our ability to create or incur indebtedness (subject to enumerated exceptions);
•	restrict our ability to create or incur certain liens on our property (subject to enumerated exceptions); and
•
in certain limited circumstances, restrict our ability to declare or pay any dividends on any shares of our capital stock, purchase or redeem any shares of our capital stock or make any other payment or distribution in respect of our capital stock (subject to enumerated exceptions).

A copy of the Loan Agreement is filed as Exhibit 10.1 to this report. A copy of the Indenture is filed as Exhibit 10.2 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
10.1	Loan Agreement between York County Industrial Development Authority and The York Water Company, entered into July 23, 2015 and dated as of July 1, 2015.
10.2	Trust Indenture between York County Industrial Development Authority and Manufacturers and Traders Trust Company, as Trustee, entered into July 23, 2015 and dated as of July 1, 2015.

 THE YORK WATER COMPANY

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE YORK WATER COMPANY

/s/Kathleen M. Miller
Date: July 24, 2015	Kathleen M. Miller
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document
10.1	Loan Agreement between York County Industrial Development Authority and The York Water Company, entered into July 23, 2015 and dated as of July 1, 2015.
10.2	Trust Indenture between York County Industrial Development Authority and Manufacturers and Traders Trust Company, entered into July 23, 2015 and dated as of July 1, 2015.